Exhibit 99.1

Press Release

TIDEWATER INC. • Pan-American Life Center • 601 Poydras Street, Suite 1500 • New Orleans, LA 70130 • Telephone (504) 568-1010 • Fax (504) 566-4582

Tidewater Reports Third Quarter Results For Fiscal 2014

NEW ORLEANS, LA. February 4, 2014 — Tidewater Inc. (NYSE:TDW) announced today third quarter net earnings for the period ended December 31, 2013, of $12.6 million, or $0.25 per common share, on revenues of $365.2 million. Included in the current fiscal quarter’s net earnings is a non-cash goodwill impairment charge of $56.3 million ($43.4 million after tax, or $0.87 per share) resulting from the Company’s annual goodwill impairment assessment performed during the current quarter. As a result of the general reduction in the level of business in the Company’s Asia/Pacific region, the entire amount of goodwill previously allocated to the Asia/Pacific region was impaired during the current quarter. For the same quarter last year, net earnings were $29.9 million, or $0.61 per common share, on revenues of $309.5 million. The immediately preceding quarter ended September 30, 2013, had net earnings of $54.2 million, or $1.09 per common share, on revenues of $367.9 million.

As previously announced, Tidewater will hold a conference call to discuss December quarterly earnings on Wednesday, February 5, 2014, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-866-436-9172 if calling from the U.S. or Canada (1-630-691-2760 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on February 5, 2014, and will continue until 11:59 p.m. Central time on February 7, 2014. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 36444744.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until March 5, 2014.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the Company involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater is the leading provider of Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(Unaudited)

(In thousands, except share and per share data)

	Quarter Ended		Nine Months Ended
	December 31,		December 31,

	2013	2012	2013	2012

Revenues:
Vessel revenues	$360,713	305,043	1,056,011	904,959
Other operating revenues	4,535	4,423	11,259	10,873

	365,248	309,466	1,067,270	915,832

Costs and expenses:
Vessel operating costs	197,679	176,924	589,156	510,912
Costs of other operating revenues	4,097	4,176	10,157	9,284
General and administrative	45,723	46,339	142,241	128,870
Vessel operating leases	5,757	3,971	13,759	12,866
Depreciation and amortization	42,391	37,181	124,555	109,012
Gain on asset dispositions, net	(7,170)	(99)	(9,359)	(2,770)
Goodwill impairment	56,283	---	56,283	---

	344,760	268,492	926,792	768,174

Operating income	20,488	40,974	140,478	147,658
Other income (expenses):
Foreign exchange gain (loss)	1,341	52	4,269	(1,170)
Equity in net earnings of unconsolidated companies	2,671	2,639	10,872	8,359
Interest income and other, net	137	936	1,415	2,783
Loss on early extinguishment of debt	---	---	(4,144)	---
Interest and other debt costs	(12,250)	(7,183)	(31,081)	(21,918)

	(8,101)	(3,556)	(18,669)	(11,946)

Earnings before income taxes	12,387	37,418	121,809	135,712
Income tax expense	(196)	7,471	24,971	31,553

Net earnings	$12,583	29,947	96,838	104,159

Basic earnings per common share	$0.25	0.61	1.96	2.10

Diluted earnings per common share	$0.25	0.61	1.95	2.09

Weighted average common shares outstanding	49,347,448	49,162,547	49,302,971	49,585,930
Dilutive effect of stock options and restricted stock	482,818	221,738	436,758	220,669

Adjusted weighted average common shares	49,830,266	49,384,285	49,739,729	49,806,599

Cash dividends declared per common share	$0.25	0.25	0.75	0.75

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

		December 31,	March 31,
ASSETS		2013	2013

Current assets:
Cash and cash equivalents	$	114,146	40,569
Trade and other receivables, net		615,060	393,438
Marine operating supplies		55,711	62,348
Other current assets		18,994	11,735

Total current assets		803,911	508,090

Investments in, at equity, and advances to unconsolidated companies		60,099	46,047
Properties and equipment:
Vessels and related equipment		4,465,661	4,250,169
Other properties and equipment		65,739	83,779

		4,531,400	4,333,948
Less accumulated depreciation and amortization		984,924	1,144,129

Net properties and equipment		3,546,476	3,189,819

Goodwill		283,699	297,822
Other assets		153,260	126,277

Total assets	$	4,847,445	4,168,055

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$	95,247	63,602
Accrued expenses		186,473	159,086
Accrued property and liability losses		3,772	4,133
Other current liabilities		53,677	39,808

Total current liabilities		339,169	266,629

Long-term debt		1,464,018	1,000,000
Deferred income taxes		189,182	189,763
Accrued property and liability losses		8,884	10,833
Other liabilities and deferred credits		206,204	139,074

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 49,621,004 shares at December 31, 2013 and 49,485,832 shares at March 31, 2013		4,962	4,949
Additional paid-in capital		138,095	119,975
Retained earnings		2,513,380	2,453,973
Accumulated other comprehensive loss		(16,449)	(17,141)

Total stockholders’ equity		2,639,988	2,561,756

Total liabilities and stockholders’ equity	$	4,847,445	4,168,055

.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

(In thousands)

	Quarter Ended		Nine Months Ended
	December 31,		December 31,

	2013	2012	2013	2012

Net earnings	$12,583	29,947	96,838	104,159
Other comprehensive income/(loss):
Unrealized gains/(losses) on available for sale securities net of tax of $218, $(190), $185 and $(300)	405	(353)	343	(558)
Amortization of loss on derivative contract net of tax of $62, $63, $188 and $188	116	117	349	350
Change in supplemental executive retirement plan pension liability	---	3,355	---	3,355

Total comprehensive income	$13,104	33,066	97,530	107,306

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Nine Months Ended December 31,

	2013	2012

Operating activities:
Net earnings	$96,838	104,159
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	124,555	109,012
Benefit for deferred income taxes	(18,300)	(8,682)
Gain on asset dispositions, net	(9,359)	(2,770)
Goodwill impairment	56,283	---
Equity in earnings of unconsolidated companies, less dividends	(12,072)	(9,287)
Compensation expense - stock-based	15,130	15,061
Excess tax benefit on stock options exercised	(433)	(74)
Changes in assets and liabilities, net:
Trade and other receivables	(223,549)	(49,412)
Marine operating supplies	7,396	(7,401)
Other current assets	(6,007)	(2,485)
Accounts payable	11,320	12,943
Accrued expenses	27,210	9,535
Accrued property and liability losses	(288)	(280)
Other current liabilities	4,286	3,896
Other liabilities and deferred credits	(1,270)	(2,084)
Other, net	(1,911)	10,580

Net cash provided by operating activities	69,829	182,711

Cash flows from investing activities:
Proceeds from sales of assets	46,006	18,620
Proceeds from sale/leaseback of assets	207,435	---
Additions to properties and equipment	(397,458)	(326,648)
Payments for acquisition, net of cash acquired	(127,737)	---
Other	(2,462)	(788)

Net cash used in investing activities	(274,216)	(308,816)

Cash flows from financing activities:
Debt issuance costs	(4,404)	---
Principal payment on long-term debt	(1,103,054)	(60,000)
Debt borrowings	1,416,262	40,000
Proceeds from exercise of stock options	6,082	1,968
Cash dividends	(37,355)	(37,426)
Excess tax benefit on stock options exercised	433	74
Stock repurchases	---	(85,034)

Net cash provided by (used in) financing activities	277,964	(140,418)

Net change in cash and cash equivalents	73,577	(266,523)
Cash and cash equivalents at beginning of period	40,569	320,710

Cash and cash equivalents at end of period	$114,146	54,187

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$40,938	33,135
Income taxes	$43,245	41,578
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$9,568	2,372

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(Unaudited)

(In thousands)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Total

Balance at March 31, 2013	$4,949	119,975	2,453,973	(17,141)	2,561,756
Total comprehensive income	---	---	96,838	692	97,530
Stock option activity	17	6,512	---	---	6,529
Cash dividends declared	---	---	(37,431)	---	(37,431)
Amortization/cancellation of restricted stock units	---	8,677	---	---	8,677
Amortization/cancellation of restricted stock	(4)	2,931	---	---	2,927

Balance at December 31, 2013	$4,962	138,095	2,513,380	(16,449)	2,639,988

Balance at March 31, 2012	$5,125	102,726	2,437,836	(19,330)	2,526,357
Total comprehensive income	---	---	104,159	3,147	107,306
Stock option activity	8	3,696	---	---	3,704
Cash dividends declared	---	---	(37,574)	---	(37,574)
Retirement of common stock	(187)	---	(84,847)	---	(85,034)
Amortization/cancellation of restricted stock units	---	5,766	---	---	5,766
Amortization/cancellation of restricted stock	(7)	5,793	---	---	5,786

Balance at December 31, 2012	$4,939	117,981	2,419,574	(16,183)	2,526,311

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters and the nine-month periods ended December 31, 2013 and 2012 and for the quarter ended September 30, 2013, were as follows:

	Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2013	%	2012	%	2013	%	2012	%	2013	%
Vessel revenues:
Americas	$109,848	31%	84,532	28%	302,021	29%	244,498	27%	101,929	28%
Asia/Pacific	36,325	10%	42,057	14%	116,711	11%	139,537	15%	37,430	10%
Middle East/N. Africa	51,158	14%	42,027	14%	137,741	13%	106,528	12%	45,370	13%
Sub-Saharan Africa/Europe	163,382	45%	136,427	45%	499,538	47%	414,396	46%	178,939	49%

Total vessel revenues	$360,713	100%	305,043	100%	1,056,011	100%	904,959	100%	363,668	100%

Vessel operating costs:
Crew costs	$101,382	28%	87,469	29%	295,381	28%	265,584	29%	100,767	28%
Repair and maintenance	40,920	12%	36,143	12%	128,009	12%	96,121	11%	38,996	11%
Insurance and loss reserves	4,410	1%	7,381	2%	14,356	1%	16,542	2%	3,926	1%
Fuel, lube and supplies	18,589	5%	19,553	6%	56,748	6%	56,565	6%	19,354	5%
Other	32,378	9%	26,378	9%	94,662	9%	76,100	8%	32,273	9%

Total vessel operating costs	197,679	55%	176,924	58%	589,156	56%	510,912	56%	195,316	54%
Vessel operating margin (A)	$163,034	45%	128,119	42%	466,855	44%	394,047	44%	168,352	46%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters and the nine-month periods ended December 31, 2013 and 2012 and for the quarter ended September 30, 2013:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
(In thousands)	2013	2012	2013	2012	2013
Vessel operating margin	$163,034	128,119	466,855	394,047	168,352
Other marine revenues	4,535	4,423	11,259	10,873	4,269
Costs of other marine revenues	(4,097)	(4,176)	(10,157)	(9,284)	(4,040)
General and administrative	(45,723)	(46,339)	(142,241)	(128,870)	(46,038)
Vessel operating leases	(5,757)	(3,971)	(13,759)	(12,866)	(3,971)
Depreciation and amortization	(42,391)	(37,181)	(124,555)	(109,012)	(42,056)
Gain on asset dispositions, net	7,170	99	9,359	2,770	49
Goodwill impairment	(56,283)	---	(56,283)	---	---

Operating income	$20,488	40,974	140,478	147,658	76,565

The company’s operating income and other components of earnings before income taxes, and its related percentage of total revenue for the quarters and nine-month periods ended December 31, 2013 and 2012 and for the quarter ended September 30, 2013, were as follows:

	Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2013	%	2012	%	2013	%	2012	%	2013	%

Vessel operating profit:
Americas	$25,579	7%	14,442	5%	69,555	6%	34,140	4%	23,675	6%
Asia/Pacific	5,932	2%	8,695	3%	21,028	2%	31,429	3%	4,807	1%
Middle East/N. Africa	10,927	3%	13,720	4%	34,496	3%	26,282	3%	13,446	4%
Sub-Saharan Africa/Europe	38,502	10%	21,171	7%	103,282	10%	92,597	10%	47,261	13%

	80,940	22%	58,028	19%	228,361	21%	184,448	20%	89,189	24%
Corporate expenses	(11,106)	(3%)	(16,712)	(5%)	(40,552)	(4%)	(39,663)	(4%)	(12,891)	(4%)
Gain on asset dispositions, net	7,170	2%	99	<1%	9,359	1%	2,770	<1%	49	<1%
Other operating expenses	(233)	(<1%)	(441)	(<1%)	(407)	(<1%)	103	<1%	218	<1%
Goodwill impairment	(56,283)	(15%)	---	---	(56,283)	(5%)	---	---	---	---

Operating income	20,488	6%	40,974	14%	140,478	13%	147,658	16%	76,565	21%

Foreign exchange gain (loss)	1,341	<1%	52	<1%	4,269	<1%	(1,170)	(<1%)	3,017	1%
Equity in net earnings of unconsolidated companies	2,671	1%	2,639	1%	10,872	1%	8,359	1%	3,781	1%
Interest income and other, net	137	<1%	936	<1%	1,415	<1%	2,783	<1%	538	<1%
Loss on early extinguishment of debt	---	---	---	---	(4,144)	(<1%)	---	---	(4,144)	(1%)
Interest and other debt costs	(12,250)	(3%)	(7,183)	(2%)	(31,081)	(3%)	(21,918)	(2%)	(9,918)	(3%)

Earnings before income taxes	$12,387	3%	37,418	12%	121,809	11%	135,712	15%	69,839	19%

The company’s revenues, day-based vessel utilization percentages and average day rates by vessel class and in total for the quarters and the nine-month periods ended December 31, 2013 and 2012 and the quarter ended September 30, 2013, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2013	2012	2013	2012	2013

REVENUES BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater vessels	$72,048	48,089	188,891	129,116	61,811
Towing-supply/supply	30,451	29,418	88,982	94,879	30,861
Other	7,349	7,025	24,148	20,503	9,257
Total	$109,848	84,532	302,021	244,498	101,929
Asia/Pacific fleet:
Deepwater vessels	$20,142	21,862	64,357	71,791	19,923
Towing-supply/supply	15,235	19,277	49,516	65,006	16,559
Other	948	918	2,838	2,740	948
Total	$36,325	42,057	116,711	139,537	37,430
Middle East/N. Africa fleet:
Deepwater vessels	$18,805	15,407	50,389	38,966	15,732
Towing-supply/supply	31,481	25,870	84,741	64,729	28,763
Other	872	750	2,611	2,833	875
Total	$51,158	42,027	137,741	106,528	45,370
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$84,866	64,509	278,658	194,820	106,541
Towing-supply/supply	59,789	54,816	171,421	167,376	56,772
Other	18,727	17,102	49,459	52,200	15,626
Total	$163,382	136,427	499,538	414,396	178,939
Worldwide fleet:
Deepwater vessels	$195,861	149,867	582,295	434,693	204,007
Towing-supply/supply	136,956	129,381	394,660	391,990	132,955
Other	27,896	25,795	79,056	78,276	26,706
Total	$360,713	305,043	1,056,011	904,959	363,668

UTILIZATION:
Americas fleet:
Deepwater vessels	85.3%	73.1	78.6	72.4	72.3
Towing-supply/supply	60.9	48.0	50.1	49.9	49.5
Other	78.0	82.4	83.9	78.4	91.6
Total	73.9%	60.9	65.7	60.9	63.9
Asia/Pacific fleet:
Deepwater vessels	77.2%	89.2	83.0	88.0	80.1
Towing-supply/supply	70.6	52.4	69.1	53.2	73.0
Other	100.0	100.0	100.0	81.1	100.0
Total	73.6%	60.5	73.8	60.6	75.8
Middle East/N. Africa fleet:
Deepwater vessels	71.0%	89.8	80.1	91.6	81.2
Towing-supply/supply	84.8	80.1	81.0	76.2	86.1
Other	100.0	28.6	67.4	35.1	81.8
Total	81.7%	75.1	79.9	73.3	84.7
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	83.0%	70.3	83.7	78.9	88.8
Towing-supply/supply	73.8	66.9	69.3	65.0	66.8
Other	76.8	77.2	73.2	77.9	72.5
Total	77.3%	71.1	74.7	72.6	75.0
Worldwide fleet:
Deepwater vessels	81.7%	75.2	81.6	79.2	81.9
Towing-supply/supply	72.8	61.1	66.4	60.4	66.3
Other	78.1	74.5	75.6	74.4	77.3
Total	76.7%	67.5	72.9	67.9	73.2

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2013	2012	2013	2012	2013

AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater vessels	$29,779	28,721	30,459	27,756	31,953
Towing-supply/supply	17,247	13,721	15,949	13,994	15,520
Other	7,320	6,181	7,391	6,086	7,843
Total	$21,169	17,060	20,071	16,519	19,974
Asia/Pacific fleet:
Deepwater vessels	$33,937	35,453	37,015	36,114	37,812
Towing-supply/supply	12,687	12,592	12,716	13,211	12,430
Other	10,300	9,972	10,317	9,963	10,300
Total	$19,257	18,779	19,756	19,425	19,184
Middle East/N. Africa fleet:
Deepwater vessels	$23,708	20,710	22,398	19,396	22,195
Towing-supply/supply	13,375	12,020	12,810	10,605	12,440
Other	4,738	4,750	4,746	4,892	4,750
Total	$15,358	13,761	14,630	12,256	14,156
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$28,664	25,853	28,863	24,527	30,244
Towing-supply/supply	15,764	14,318	15,632	14,577	15,737
Other	5,409	5,054	5,034	5,060	4,779
Total	$15,994	14,053	16,408	13,934	17,206
Worldwide fleet:
Deepwater vessels	$28,944	27,100	29,343	26,199	30,481
Towing-supply/supply	15,029	13,399	14,588	13,385	14,389
Other	5,883	5,407	5,680	5,384	5,651
Total	$17,492	15,286	17,364	14,979	17,603

The utilization, average day rates and the average number of the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) for the quarters and nine-month periods ended December 31, 2013 and 2012 and the quarter ended September 30, 2013, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2013	2012	2013	2012	2013

UTILIZATION:
Deepwater vessels
Platform supply vessels	82.7%	78.3	83.8	82.8	84.6
Anchor handling towing supply	95.8	81.8	93.2	84.9	87.9
Towing-supply/supply	85.5	86.3	84.3	87.7	85.7
Other	81.8	78.6	76.1	79.2	73.2
Total	84.3%	82.1	82.8	84.3	82.7

AVERAGE VESSEL DAY RATES:
Deepwater vessels
Platform supply vessels	$29,092	27,223	29,633	26,189	31,053
Anchor handling towing supply	29,141	30,366	29,202	29,790	28,885
Towing-supply/supply	15,144	13,969	14,745	14,029	14,484
Other	6,036	5,765	5,845	5,764	5,635
Total	$18,209	16,503	18,271	16,210	18,637

AVERAGE VESSEL COUNT:
Deepwater vessels
Platform supply vessels	75	62	72	58	73
Anchor handling towing supply	12	11	11	11	11
Towing-supply/supply	104	102	104	101	103
Other	52	49	52	49	52
Total	243	224	239	219	239

The company’s average number of vessels by class and geographic distribution for the quarters and the nine-month periods ended December 31, 2013 and 2012 and for the quarter ended September 30, 2013:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2013	2012	2013	2012	2013

Americas fleet:
Deepwater vessels	31	25	29	23	30
Towing-supply/supply	31	48	40	50	44
Other	14	15	14	16	14

Total	76	88	83	89	88
Less stacked vessels	11	24	20	24	24

Active vessels	65	64	63	65	64

Asia/Pacific fleet:
Deepwater vessels	8	7	8	8	7
Towing-supply/supply	19	32	20	34	20
Other	1	1	1	1	1

Total	28	40	29	43	28
Less stacked vessels	4	12	5	13	4

Active vessels	24	28	24	30	24

Middle East/N. Africa fleet:
Deepwater vessels	12	9	10	8	9
Towing-supply/supply	30	30	30	29	29
Other	2	6	3	6	2

Total	44	45	43	43	40
Less stacked vessels	1	7	1	7	---

Active vessels	43	38	42	36	40

Sub-Saharan Africa/Europe fleet:
Deepwater vessels	39	39	42	37	43
Towing-supply/supply	56	62	58	64	59
Other	49	48	49	48	49

Total	144	149	149	149	151
Less stacked vessels	8	16	10	19	11

Active vessels	136	133	139	130	140

Active owned or chartered vessels	268	263	268	261	268
Stacked vessels	24	59	36	63	39

Total owned or chartered vessels	292	322	304	324	307
Vessels withdrawn from service	---	2	1	2	1
Joint-venture and other	11	10	10	10	10

Total	303	334	315	336	318

Note (B): Included in total owned or chartered vessels at December 31, 2013 and 2012 and at September 30, 2013, were 18, 53, and 37 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The company’s various commitments to acquire and construct new vessels, by vessel type as of December 31, 2013, were as follows:

	Non-U.S. Built				U.S. Built

	Number		Invested	Remaining	Number		Invested	Remaining
	of	Total	Through	Balance	of	Total	Through	Balance
Vessel class and type	Vessels	Cost	12/31/13	12/31/13	Vessels	Cost	12/31/13	12/31/13

In thousands, except number of vessels:
Deepwater platform supply vessels	17	$473,776	105,921	367,855	5	252,072	69,898	182,174
Towing-supply/supply vessels	6	114,298	55,024	59,274	---	---	---	---
Other	1	8,014	8,014	---	---	---	---	---

Total vessel commitments	24	$596,088	168,959	427,129	5	252,072	69,898	182,174

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various commitments as discussed above:

	Quarter Period Ended

Vessel class and type	03/14	06/14	09/14	12/14	03/15	Thereafter

Deepwater platform supply vessels	1	3	4	3	1	10
Towing-supply/supply vessels	---	---	---	2	2	2
Other	---	---	---	---	1	---

Total vessel commitments	1	3	4	5	4	12

(In thousands)
Expected quarterly cash outlay	$92,933	81,042	114,253	110,449	60,603	150,023 (A)

(A)	The ‘Thereafter’ vessel construction obligations are expected to be paid during fiscal 2016.